UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2008
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” herein, could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract non-interest bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that effect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark’s borrowers, changes in Trustmark’s ability to control expenses, changes in Trustmark’s compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, acts of war or terrorism and other risks described in Trustmark’s filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Item 7.01.                      Regulation FD Disclosure.

On December 12, 2008, we filed an automatic shelf registration statement on Form S-3, which contained a prospectus in which we included updated risk factors. We are filing the updated risk factors in this Form 8-K.

Unless otherwise indicated or unless the context requires otherwise, all references in this Form 8-K to "Trustmark," "we," "us," "our," or similar terms means Trustmark Corporation and its subsidiaries on a consolidated basis.

Risk Factors

Trustmark is Subject to Interest Rate Risk

Trustmark is exposed to interest rate risk in its core banking activities of lending and deposit taking since assets and liabilities reprice at different times and by different amounts as interest rates change. Current interest rates imply that the Federal Reserve will maintain a low interest rate policy into the first half of 2009.  With net interest income being Trustmark’s largest revenue source, it is important to understand how Trustmark is subject to interest rate risk.

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In general, for a given change in interest rates, the amount of the change in value up or down is larger for instruments with longer remaining maturities.  The shape of the yield curve may affect new loan yields and funding costs differently.

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The remaining maturity of various assets or liabilities may shorten or lengthen as interest rates change.  For example, if long-term mortgage interest rates decline sharply, higher fixed-rate mortgages may prepay, or pay down, faster than anticipated, thus reducing future cash flows and interest income.

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Repricing frequencies and maturity profiles for assets and liabilities may occur at different times. For example, in a falling rate environment, if assets reprice faster than liabilities, there will be an initial decline in earnings.  Moreover, if assets and liabilities reprice at the same time, they may not be by the same increment.  For instance, if the Federal funds rate increased 50 basis points, demand deposits may rise by 10 basis points, whereas prime based loans will instantly rise 50 basis points.

Financial instruments do not respond in a parallel fashion to rising or falling interest rates.  This causes asymmetry in the magnitude of changes in net interest income and net economic value resulting from the hypothetical increases and decreases in interest rates.  Therefore, we monitor interest rate risk and adjust Trustmark’s funding strategies to mitigate adverse effects of interest rate shifts on Trustmark’s balance sheet.

Trustmark has entered into derivative contracts to hedge our Mortgage Servicing Rights (MSR) in order to offset changes in fair value resulting from rapidly changing interest rate environments.  In spite of Trustmark’s due diligence in regards to these hedging strategies, significant risks are involved that, if realized, may prove our strategies to be ineffective and our results of operations adversely impacted.  Risks associated with this strategy include the risk that our counterparties in any such derivative and other hedging transactions may not perform; the risk that our hedging strategies are susceptible to market volatility and changes in the shape of the yield curve; the risk that our hedging strategies rely on our assumptions and projections regarding the hedged assets and general market factors and that assumptions may prove to be incorrect; the risk that our hedging strategies do not adequately mitigate the impact of changes in interest rates or prepayment speeds; the risk that the valuation of MSR based on certain circumstances and assumptions will not be realized due to differences in forecasted inputs within the model and the actual results and the risk that the models used to forecast hedge instruments may project expectations that differ from actual results.

Trustmark closely monitors the sensitivity of net interest income to changes in interest rates and attempts to limit the variability of net interest income as interest rates change.  Trustmark makes use of both on- and off-balance sheet financial instruments to mitigate exposure to interest rate risk.  Possible actions to mitigate such risk include, but are not limited to, changes in the pricing of loan and deposit products, modifying the composition of earning assets (i.e. investment securities) and interest-bearing liabilities, and adding to, modifying or terminating interest rate swap agreements or other financial instruments used for interest rate risk management purposes.

Difficult Market Conditions Have Adversely Affected the Industry in which Trustmark Operates.

The capital and credit markets have been experiencing volatility and disruption for more than twelve months.  In recent months, the volatility and disruption has reached unprecedented levels.  Dramatic declines in the housing market over the past year, with falling home prices and increasing foreclosures, unemployment and under-employment, have negatively impacted the credit performance of mortgage loans and resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities as well as major commercial and investment banks.  These write-downs have caused many financial institutions to seek additional capital, to merge with larger and stronger institutions and, in some cases, to fail.  Reflecting concern about the stability of the financial markets generally and the strength of counterparties, many lenders and institutional investors have reduced or ceased providing funding to borrowers, including to other financial institutions.  This market turmoil and tightening of credit have led to an increased level of commercial and consumer delinquencies, lack of consumer confidence, increased market volatility and widespread reduction of business activity generally.  Trustmark does not expect that the difficult conditions in the financial markets are likely to improve in the near future.  A worsening of these conditions would likely exacerbate the adverse effects of these difficult market conditions on Trustmark and others in the financial institution industry.  In particular, Trustmark may face the following risks in connection with these events:

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Trustmark may expect to face increased regulation of its industry, including as a result of the Emergency Economic Stabilization Act of 2008 (EESA).  Compliance with such regulation may increase its costs and limit its ability to pursue business opportunities.

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Market developments and the resulting economic pressure on consumers may affect consumer confidence levels and may cause increases in delinquencies and default rates, which, among other effects, could affect Trustmark’s charge-offs and provision for loan losses.

•	Competition in the industry could intensify as a result of the increasing consolidation of financial services companies in connection with current market conditions.

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The current market disruptions make valuation even more difficult and subjective, and Trustmark’s ability to measure the fair value of Trustmark’s assets could be adversely affected.  If Trustmark determines that a significant portion of its assets have values that are significantly below their recorded carrying value, Trustmark could recognize a material charge to earnings in the quarter during which such determination was made, Trustmark’s capital ratios would be adversely affected and a rating agency might downgrade its credit rating or put Trustmark on credit watch.

Trustmark is Subject to Lending Risk which could also Impact the Adequacy of the Allowance for Loan Losses.

There are inherent risks associated with Trustmark’s lending activities.  The risks include, among other things, the impact of changes in the economic conditions in the markets where Trustmark operates as well as those across the United States.  If current trends in the housing and real estate markets continue, Trustmark may experience higher than normal delinquencies and credit losses.  Moreover, if a prolonged recession occurs we expect that it could severely affect economic conditions in Trustmark’s market areas and that Trustmark could experience significantly higher delinquencies and credit losses.  In addition, bank regulatory agencies periodically review Trustmark’s allowance for loan losses and may require an increase in the provision for loan losses or the recognition of further charge-offs, based on judgments different than those of Management.  As a result, Trustmark may elect to make further increases in its provision for loan losses in the future, particularly if economic conditions continue to deteriorate, which could have a material adverse effect on Trustmark’s financial condition and results of operations.

To help manage credit risk, Trustmark maintains a detailed credit policy and utilizes various committees that include members of senior management to approve significant extensions of credit.  Trustmark also maintains a credit review department that regularly reviews Trustmark’s loan portfolios to ensure compliance with established credit policy.  Trustmark maintains an allowance for credit losses that in Management’s judgment is adequate to absorb losses inherent in the loan portfolio.

Trustmark is Subject to Liquidity Risk.

Liquidity refers to Trustmark’s ability to ensure that sufficient cash flow and liquid assets are available at a reasonable cost to satisfy current and future financial obligations, including demands for loans and deposit withdrawals, funding operating costs, and for other corporate purposes.  Liquidity risk arises whenever the maturities of financial instruments included in assets and liabilities differ.  Trustmark obtains funding through deposits and various short-term and long-term wholesale borrowings, including federal funds purchased and securities sold under agreements to repurchase, brokered deposits and borrowings from the Federal Home Loan Bank.  Should Trustmark experience a substantial deterioration in its financial condition or its debt ratings, or should the availability of funding become restricted due to disruption in the financial markets, Trustmark’s ability to obtain funding from these or other sources could be negatively affected.

Trustmark attempts to quantify such credit-event risk by modeling scenarios that estimate the liquidity impact resulting from a short-term ratings downgrade over various grading levels.  Trustmark estimates such impact by attempting to measure the effect on available unsecured lines of credit, available capacity from secured borrowing sources and securitizable assets.  To mitigate such risk, Trustmark maintains available lines of credit with the Federal Reserve Bank and the Federal Home Loan Bank that are secured by loans and investment securities. Management continuously monitors Trustmark’s liquidity position for compliance with internal policies and believes that available sources of liquidity are adequate to meet funding needs in the normal course of business.

Trustmark Operates in a Highly Competitive Industry and Market Area.

Trustmark faces substantial competition in all areas of its operations from a variety of different competitors, many of which are larger and may have more financial resources. Such competitors primarily include national, regional, and community banks within the various markets Trustmark operates. Additionally, various out-of-state banks have entered or have announced plans to enter the market areas in which Trustmark currently operates. Trustmark also faces competition from many other types of financial institutions, including, without limitation, savings and loans, credit unions, finance companies, brokerage firms, insurance companies, factoring companies and other financial intermediaries. The financial services industry could become even more competitive as a result of legislative, regulatory and technological changes and continued consolidation. Banks, securities firms and insurance companies can merge under the umbrella of a financial holding company, which can offer virtually any type of financial service, including banking, securities underwriting, insurance (both agency and underwriting) and merchant banking. Also, technology has lowered barriers to entry and made it possible for nonbanks to offer products and services traditionally provided by banks, such as automatic transfer and automatic payment systems. Many of Trustmark’s competitors have fewer regulatory constraints and may have lower cost structures. Additionally, due to their size, many competitors may be able to achieve economies of scale and, as a result, may offer a broader range of products and services as well as better pricing for those products and services than Trustmark can. Trustmark’s ability to compete successfully depends on a number of factors, including, among other things: the ability to develop, maintain and build upon long-term customer relationships based on top quality service, high ethical standards and safe, sound assets; the ability to expand Trustmark’s market position; the scope, relevance and pricing of products and services offered to meet customer needs and demands; the rate at which Trustmark introduces new products and services relative to its competitors; customer satisfaction with Trustmark’s level of service and  industry and general economic trends. Failure to perform in any of these areas could significantly weaken Trustmark’s competitive position, which could adversely affect Trustmark’s growth and profitability, which, in turn, could have a material adverse effect on Trustmark’s financial condition and results of operations.

Trustmark is Subject to Extensive Government Regulation and Supervision.

Trustmark is subject to extensive state and federal laws and regulations governing the banking industry, in particular, and public companies, in general. Changes in those laws and regulations, or the degree of Trustmark’s compliance with those laws and regulations as judged by any of several regulators that oversee Trustmark, could have a significant effect on Trustmark’s financial condition and results of operations.

Trustmark’s Controls and Procedures May Fail or be Circumvented.

Management regularly reviews and updates Trustmark’s internal controls, disclosure controls and procedures, and corporate governance policies and procedures. Any system of controls, however well designed and operated, is based in part on certain assumptions and can provide only reasonable, not absolute, assurances that the objectives of the system are met. Any failure or circumvention of Trustmark’s controls and procedures or failure to comply with regulations related to controls and procedures could have a material adverse effect on Trustmark’s financial condition and results of operations.

Potential Acquisitions May Disrupt Trustmark’s Business and Dilute Stockholder Value.

Trustmark seeks merger or acquisition partners that are culturally similar and have experienced management and possess either significant market presence or have potential for improved profitability through financial management, economies of scale or expanded services. Acquiring other banks, businesses, or branches involves various risks commonly associated with acquisitions, including, among other things: potential exposure to unknown or contingent liabilities of the target company; exposure to potential asset quality issues of the target company; difficulty and expense of integrating the operations and personnel of the target company; potential disruption to Trustmark’s business; potential diversion of Trustmark’s Management’s time and attention; the possible loss of key employees and customers of the target company; difficulty in estimating the value of the target company and potential changes in banking or tax laws or regulations that may affect the target company.   Acquisitions typically involve the payment of a premium over book and market values, and, therefore, some dilution of Trustmark’s tangible book value and net income per share of common stock may occur in connection with any future transaction. Furthermore, failure to realize the expected revenue increases, cost savings, increases in geographic or product presence, and/or other projected benefits from an acquisition could have a material adverse effect on Trustmark’s financial condition and results of operations.

Trustmark Continually Encounters Technological Change.

The financial services industry is continually undergoing rapid technological change with frequent introductions of new technology-driven products and services. The effective use of technology increases efficiency and enables financial institutions to better serve customers and to reduce costs. Trustmark’s future success depends, in part, upon its ability to address the needs of its customers by using technology to provide products and services that will satisfy customer demands, as well as to create additional efficiencies in Trustmark’s operations. Many of Trustmark’s competitors have substantially greater resources to invest in technological improvements. Trustmark may not be able to effectively implement new technology-driven products and services or be successful in marketing these products and services to its customers. Failure to successfully keep pace with technological change affecting the financial services industry could have a material adverse effect on Trustmark’s financial condition and results of operations.

Trustmark is Subject to Claims and Litigation.

Trustmark and its subsidiaries are parties to lawsuits and other claims that arise in the ordinary course of business.  Some of these lawsuits assert claims related to the lending, collection, servicing, investment, trust and other business activities, and some of the lawsuits allege substantial claims for damages.  Whether these claims are founded or unfounded, if such claims are not resolved in a manner favorable to Trustmark they may result in significant financial liability and/or adversely affect the market perception of Trustmark and its banking, wealth management and insurance products and services as well as negatively affect customer demand for these products and services.  Any financial liability or reputation damage could have a material adverse effect on Trustmark’s business, which in turn, could have a material adverse effect on Trustmark’s financial condition and results of operations.

Trustmark’s Stock Price Can be Volatile.

Stock price volatility may make it more difficult for you to resell your common stock when you want and at prices you find attractive.  Trustmark’s stock price can fluctuate significantly in response to a variety of factors.  These factors include: actual or anticipated variations in earnings; changes in analysts’ recommendations or projections; operating and stock performance of other companies deemed to be peers; perception in the marketplace regarding Trustmark and/or its competitors; new technology used, or services offered, by competitors; significant acquisitions or business combinations involving Trustmark or its competitors; changes in government regulation and failure to integrate acquisitions or realize anticipated benefits from acquisitions.  General market fluctuations, industry factors and general economic and political conditions could also cause Trustmark’s stock price to decrease regardless of operating results.

An Investment in Trustmark’s Securities is not an Insured Deposit.

Trustmark’s securities are not bank deposits and, therefore, are not insured against loss by the Federal Deposit Insurance Corporation (FDIC), any other deposit insurance fund or by any other public or private entity. Investment in Trustmark’s securities is inherently risky for the reasons described in this “Risk Factors” section and elsewhere herein and is subject to the same market forces that affect the market value of the securities of any company. As a result, if you acquire Trustmark’s securities, you could lose some or all of your investment.

Reduction in Trustmark’s Credit Rating Could Have a Negative Impact on Trustmark’s Funding Capabilities.

Trustmark’s long-term debt is currently rated investment grade by the major rating agencies. These rating agencies regularly evaluate us and their ratings of our long-term debt are based on a number of factors, including our financial strength as well as factors not entirely within our control, including conditions affecting the financial services industry generally. In addition, rating agencies may employ different models and formulas to assess the financial strength of a rated company, and from time to time rating agencies have, in their discretion, altered these models. Changes to the models, general economic conditions, or other circumstances outside our control could have a negative impact on a rating agency’s judgment of its rating and the rating it assigns to Trustmark.

In view of the difficulties experienced recently by many financial institutions, Trustmark believes that the rating agencies may heighten the level of scrutiny that they apply to such institutions, may increase the frequency and scope of their credit reviews, may request additional information from the companies that they rate, and may adjust upward the capital and other requirements employed in the rating agency models for maintenance of certain ratings levels. The outcome of such a review may have adverse ratings consequences which may affect the cost and other terms upon which we are able to obtain funding therefore increasing our cost of capital. We cannot predict what actions rating agencies may take, or what actions we may be required to take in response to the actions of rating agencies, which may adversely affect Trustmark’s financial condition and results of operations.

There Can be no Assurance that the Emergency Economic Stabilization Act of 2008 Will Help Stabilize the U.S. Financial System.

On Oct. 3, 2008, President Bush signed into law the Emergency Economic Stabilization Act of 2008 (EESA) in response to the current crisis in the financial sector.  The U.S. Department of the Treasury and banking regulators are implementing a number of programs under this legislation to address capital and liquidity issues in the banking system.  There can be no assurance, however, as to the actual impact that the EESA will have on the financial markets, including the extreme levels of volatility and limited credit availability currently being experienced. The failure of the EESA to help stabilize the financial markets and a continuation or worsening of current financial market conditions could materially and adversely affect Trustmark’s business, financial condition, results of operations, access to credit or the trading price of Trustmark’s common stock.

Trustmark’s Issuance of Securities to the United States Treasury May Limit our Ability to Return Capital to our Stockholders and is Slightly Dilutive to the Holders of our Common Stock.

In connection with our sale of $215 million of Senior Preferred to Treasury, Trustmark also issued to Treasury a warrant to purchase approximately 1.648 million shares of our common stock. The terms of the transaction with Treasury will result in limitations on our ability to pay dividends and repurchase our shares. Until November 21, 2011 or until Treasury no longer holds any shares of the Senior Preferred, Trustmark will not be able to increase dividends above current levels ($0.23 per share of common stock on a quarterly basis) nor repurchase any of our shares without Treasury approval, with limited exceptions, most significantly purchases in connection with benefit plans. In addition, we will not be able to pay any dividends at all on our common stock unless we are current on our dividend payments on the Senior Preferred. These restrictions, as well as the slightly dilutive impact of the warrant, may have a negative effect on the market price of our common stock.

Unless Trustmark is able to redeem the Senior Preferred prior to February 15, 2014, the cost of this capital will increase substantially on that date, from 5.00% (approximately $10.8 million annually) to 9.00% (approximately $19.4 million annually). Depending on our financial condition at the time, this increase in dividends on the Senior Preferred could have a negative effect on our liquidity.

Trustmark May be Required to Pay Significantly Higher Federal Deposit Insurance Corporation (FDIC) Premiums in the Future.

Recent insured institution failures, as well as deterioration in banking and economic conditions, have significantly increased FDIC loss provisions, resulting in a decline in the designated reserve ratio to historical lows. The FDIC expects a higher rate of insured institution failures in the next few years compared to recent years; thus, the reserve ratio may continue to decline.  In addition, EESA temporarily increased the limit on FDIC coverage to $250,000 through December 31, 2009. These developments will cause the premiums assessed to us by the FDIC to increase.

Based on existing regulations, the FDIC must establish and implement a restoration plan to restore the reserve ratio to 1.15 percent (based on a limit on FDIC coverage to $100,000 per account). Absent extraordinary circumstances, the reserve ratio must be restored to 1.15 percent within five years. As a result, the FDIC has adopted a restoration plan which will require an increase to the assessment rates it currently charges. Under the present proposed regulations, Trustmark’s assessment rate will increase from 5 to 7 basis points per $100 of deposits to approximately 10 to 14 basis points beginning in 2009. However, at the time of the issuance of the final rule the FDIC may need to set a higher base rate schedule based on information available at that time, including any intervening institution failures and updated failure and loss projections. Potentially higher FDIC assessment rates than those currently projected could have an adverse impact on Trustmark’s results of operations.

Changes in Accounting Standards May Affect How Trustmark Reports its Financial Condition and Results of Operations.

Trustmark’s accounting policies and methods are fundamental to how Trustmark records and reports its financial condition and results of operations.  From time to time the Financial Accounting Standards Board (FASB) changes the financial accounting and reporting standards that govern the preparation of Trustmark’s financial statements.  These changes can be difficult to predict and can materially affect how Trustmark records and reports its financial condition and results of operations.  In some cases, Trustmark could be required to apply a new or revised standard retroactively, resulting in a restatement of prior period financial statements.

Natural Disasters, Acts of War or Terrorism Could have a Significant Negative Impact on Trustmark’s Business.

Natural disasters, acts of war or terrorism and other external events could have a significant negative impact on Trustmark’s ability to conduct business.  Such events could affect the stability of Trustmark’s deposit base, impair the ability of borrowers to repay outstanding loans, impair the value of collateral securing loans, cause significant property damage, result in loss of revenue and/or cause Trustmark to incur additional expenses.  Natural disasters, acts of war or terrorism or other adverse external events may occur in the future.  Although Management has established disaster recovery policies and procedures, the occurrence of any such event could have a material adverse effect on Trustmark’s business, which in turn, could have a material adverse effect on Trustmark’s financial condition and results of operations.

The information in this Current Report on Form 8-K shall be deemed to be “filed,” including for all purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	December 12, 2008